Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration: On October 8, 2021, the Board of Directors declared a dividend of $0.50 per share for all classes of preferred shares, totaling $2,746, payable to all shareholders of record as of October 22, 2021, which was paid on November 1, 2021.

(b) Forward freight agreements: In October 2021, the Company entered into forward freight agreements on the Panamax index for 720 days in aggregate for the period to December 2022, with the objective of reducing the risk arising from the volatility in the charter rates.

(c) Vessel delivery: On October 20, 2021, the Company took delivery of the 2013-built Japanese Post-Panamax class MV Venus Harmony. The acquisition was funded by the cash reserves of the Company.

(d) New loan commitment: In October 2021, the Company signed a commitment letter for a new credit facility of $100.0 million with a five-year tenor to be secured by six vessels, which will comprise a term loan tranche of $50.0 million and a revolving credit facility tranche providing for a draw down capacity of up to $50.0 million reducing from its fourth year onwards. The anticipated proceeds from the credit facility will be used to refinance loan facilities of an aggregate outstanding amount of $50.0 million secured by the five vessels and maturing up to 2024 and the repurchase of one vessel under a sale and leaseback agreement for an amount of $20.7 million. The Company does not intend to utilize the full capacity of the reducing revolving credit facility tranche at this time. The agreement is expected to contain financial covenants in line with the existing loan and credit facilities of the Company.

(e) Vessel sold: In June 2021, the Company entered into an agreement for the sale of the 2003-built Panamax class MV Koulitsa. The vessel was delivered to her new owners in November 2021.